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                                                                     EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


As Independent Public Accountants, we consent to the use of our report dated May 16, 1996 to all references to our firm included in or made a part of the Form 10-K of Spectrum Equities, Inc.


                                     /s/ Grant-Schwartz Associates, CPA'S
                                     ------------------------------------
                                         GRANT-SCHWARTZ ASSOCIATES, CPA'S


Boca Raton, Florida
June 5, 1996